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                                                                   Exhibit 10.10


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               THIS CONTRACT FOR SALE AND PURCHASE OF CONVERTIBLE
             NOTE AND CERTAIN INTEREST IN THE REGISTRED CAPITAL OF
                       BEIJING GENIAL TECHNICAL CO., LTD.

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                                     LUO LAN

                                    ZHENG XU


                                       AND


                                Fintel Group Ltd.


                                 APRIL 25, 2005

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THIS CONTRACT is dated the April 25, 2005.

BETWEEN:

         1)       Luo Lan, ID No.: 441425197311170407, Address: No.32, Huancheng
                  Road(east), Xingning, Guangdong , China
         2) Zheng Xu, ID No.: 110105720811611, Address: No.28, Xinshi Hutong, Dongcheng district, Beijing, China (Luo Lan and Zheng xu ) are hereinafter collectively referred to as the "Vendors" and each individually referred to as the "Vendor"); and
         3) Fintel Group Ltd., a company incorporated in HONG KONG with its registered office situate at 306, Hang Bang Center, 28 Shanghai St., Kowloon, Hongkong (the "Purchaser").

WHEREAS:

         (A) Beijing Genial Technical Co., Ltd. (the "Company") is a company with limited liability incorporated in the People's Republic of China and has as at the date hereof the registered capital of RMB3,000,000 and a net asset of RMB19,000,000 .
         (B) As at the date of this Contract, the Purchaser is a wholly owned subsidiary of Financial Telecom Limited (USA) Inc. (the "Fintel Company"), the shares of which are currently listed on the Over-the-Counter Bulletin Board ("OTCBB") of the United States (OTCBB Symbol: FLTL.OB).
         (C) The Vendors have agreed to sell and the Purchaser has agreed to purchase certain interests in the registered capital of the Company, the aggregate of which represents 19% of the entire interest in the registered capital of the Company (the "Sale Interests") in accordance with the terms and conditions of this Contract. The Vendors have agreed to sell and the Purchaser has agreed to purchase the Convertible Note in accordance with the terms and conditions of this Contract.

NOW, THEREFORE, FOR AND IN CONSIDERATION of the mutual promises and agreements contained herein, the terms and conditions hereby are agreed upon by the Parties in this Contract:

1.       INTERPRETATION

         1.1 In this Contract (including the Recitals), unless the context otherwise requires, the following words and expressions shall have the following meanings ascribed to each of them below:

"CONTRACT"                          this Contract for the sale and purchase of
                                    the Convertible Note and the Sale Interest,
                                    as amended or supplemented from time to
                                    time;
"BUSINESS DAY"                      From Monday to Friday except PRC's public
                                    holidays;
"SALE INTERESTS"                    19% of the entire interest in the registered
                                    capital of the Company to be sold by the Vendors to the Purchaser, in which 16% of the entire interest in the registered capital of the Company is sold by Luo Lan to the Purchaser and 3% of the entire interest


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                                    in the registered capital of the Company is
                                    sold by Zheng xu to the Purchaser ;
"FINTEL COMPANY"                    Financial Telecom Limited (USA) Inc., a
                                    company incorporated under the laws of the
                                    state of Nevada, United States, the shares
                                    of which are currently listed on the
                                    Over-the-Counter Bulletin Board ("OTCBB") of
                                    the United States (OTCBB Symbol: FITG.OB).
"CONSIDERATION SHARES"              New restricted shares of the Fintel Company
                                    to be allotted and issued in the name of the
                                    Vendors or their nominees for the
                                    consideration of Sale Interests according to
                                    Clause 4.1, which are restricted according
                                    to Rule 144 promulgated under the U.S
                                    Securities Act and are calculated by the
                                    Consideration regulated in Clause 4.1 /50%
                                    of the average share price of 30 business
                                    days before Completion;
"CONVERTIBLE NOTE"                  The debt certificate issued by the Vendors
                                    to the Purchaser. After the Vendors are
                                    satisfied by the consideration from the
                                    Purchaser according to Clause 4.1 of this
                                    Contract, they shall owe the Purchaser the
                                    debt of RMB1,960,000 without interests and
                                    pay off the debt of RMB1,960,000 after ten
                                    years from the issuing date of the debt
                                    certificate. During the Term of Convertible
                                    Note, the Purchaser shall be entitled to
                                    execute the right to change the Vendors'
                                    debt to 12.25% of the entire interest in the
                                    registered capital of the Company according
                                    to Clause 2.4 and 2.5 of this Contract.
"THE TERM OF CONVERTIBLE NOTE"      Within 10 years after the issuing date of
"RESTRICTED TRADING PERIOD"         Convertible Note a period of twelve (12) &
                                    twenty-four (24) & thirty-six (36) months from the date on which the Consideration
                                    Shares being allotted and issued to the
                                    Vendors or their nominees; twelve months for 1/3 of the Consideration Shares, twenty-four months for another 1/3 of the Consideration
                                    Shares, thirty-six months for another 1/3 shares of the Consideration Shares;

"COMPLETION"                        completion of the sale and purchase of the
                                    Sale Interests in accordance with the terms and conditions of this Contract;

"COMPLETION                         DATE" the date falling on the 5th Business
                                    Day after the conditions set out in Clause
                                    3.1 , 3.2 and 3.4 have been fulfilled or
                                    waived by the Purchaser;
"LONG STOP DATE"                    Within six months after the date of this
THE BALANCE SHEET"                  Contract; "THE DATE OF December 31, 2004.

2.       SALE AND PURCHASE OF THE SALE INTERESTS

         2.1 Subject to the terms and conditions of this Contract, each of the Vendors, agrees to sell and the Purchaser agrees to purchase the Sale Interests which is beneficially held by each of the Vendors, in which 16% of the entire interest in the registered capital of the Company is sold by Luo Lan to the Purchaser and 3% of the entire interest in the registered capital of the Company is sold by Zheng Xu to the Purchaser. The consideration for Sale Interests is the Consideration Shares. From the date of this Contract, the Purchaser is the beneficial owner of the Sale Interests with all rights now or hereafter attaching thereto.
         2.2 Subject to Clause 2.1 of this Contract, on the Date of the Balance Sheet, the Company's net assets which are audited by independent third party CPA are RMB19,000,000.
         2.3 After the date of this Contract, The Vendors will not assume any debts and any other duties regards to the Sale Interests, which exist after the date of this Contract and will not have any creditor's rights and any other rights regards to the Sale


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                  Interests, which exists after the date of this Contract. After the date of this Contract, The Purchaser will assume any debts and any other duties regards to the Sales Interests, which exist after the date of this Contract and will have any creditor's rights and any other rights regards to the Sale Interests, which exists after the date of this Contract.
         2.4 On Completion Day, if the Vendors don't issue the written Transferable Note, the Purchaser automatically receive all the rights of Transferable Note. The Vendor warrants as follow:

                  a) the Purchaser may send the written note (" Information of Transferable Note") to the Vendors during the Term of Convertible Note and inform them to get rid of the debt of the Convertible Note instead that they shall transfer 12.25% of the entire interest in the registered capital of this Company to the Purchaser in the consideration of RMB(pound)+/-(pound)(R)
                  b) The Vendors shall transfer 12.25% of the entire interest in the registered capital of this Company to the Purchaser under the Chinese registration law according to Information of Convertible Note and the Purchaser's or its designated third party shall become the owner in the registry office.

         2.5 The unconcerned matters in relation to the execution of Convertible Note shall be considered by other clauses of this Contract.

3.       COMPLETION

         3.1 On Completion, The Vendors shall meet the following requirements:

                  (a) The Vendors shall get all necessary consents permits and approval (whether governmental, regulatory or otherwise) as may be required in respect of the sale and purchase of the Sale Interests from the relevant PRC' governmental authorities, including but not limited to the ratification from the PRC foreign trade economic bureau or the provincial foreign trade economic department and the Vendors shall inform the Purchaser all the relevant letters, the ratification documents and other relevant documents;
                  (b) Each of the Vendors shall jointly and/or severally ( as the case may be ) deliver or procure the delivery to the Purchaser of all the following:

                           (i) all constitutional documents, contracts, minute books and records (which shall be written up to date as at Completion);
                           (ii) copies of the business license, the name of the shareholders, the copies of the shareholders' identity card, the structure of the shareholding and financial statements of the Company;
                           (iii)    other documents, letters and material
                                    which the Purchaser may require;


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                  (c)      The Vendors shall hold a shareholder meeting
                           approving the following items according to the Purchaser's requirements:

                           (i)      the sale and purchase of the Sale Interests;
                           (ii)     the Convertible Note and the future
                                    shareholding transfering;
                           (iii) amending the constitution of the Company according to the Purchaser;

                  (d) The Vendors shall complete the change procedures regards to the Sale Interests in relevant Commercial and Industrial bureau and inform the Purchaser all the relevant letters, ratification documents and other relevant documents regards to the above the change procedures..

         3.2 On Completion, The Vendors shall meet the following requirements:

                  a) If so required, passing of necessary resolutions by shareholders of the Purchaser at a shareholder meeting approving (i) the purchase of the Sale Interests from the Vendors and (ii) the issuing of Convertible Note and (iii)this Contract.
                  b) The Purchaser shall procure that the directors of the board of Fintel Company make the resolutions and approve: the allotment and issue of the Consideration Shares to the Vendors credited as fully paid;
                  c) the Purchaser having obtained a legal opinion issued by a qualified lawyer (acceptable by the Purchaser) in respect of:

                           (i) the legality and validity of this Contract and the transactions contemplated herein;
                           (ii) the completion of all necessary procedures and obtaining of all necessary approvals regarding the sale and purchase of the Sale Interests;
                           (iii) no change in the permitted scope business of the Company after the transfer of the Sale Interests; (iv) all other matters reasonably requested by the Purchaser.

         3.3 When any of the conditions set out in the Clause 3.1 has been satisfied by the Vendors, unless that the Purchaser may by notice in writing inform the Vendors to waive any of the conditions set out in Clause 3.4, the Purchaser shall procure Fintel Company to allot, issue and credit the Consideration Shares to the Vendors as fully paid.
         3.4 From the date of this Contract to the Completion Date, the Purchaser has the rights at any time in writing to inform the Vendors to waive any of the conditions set out in Clauses 3.1; the Vendors also have the rights at any time in writing to inform the Purchaser to waive any of the conditions set out in Clause 3.2 from the date of this Contract to the Completion Date.
         3.5      Clauses 5 to Clause 13 shall survive the Completion.


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4.       CONSIDERATION

         4.1 The Consideration for the sale and purchase of the Sale Interests shall be the sum of RMB3,040,000 equal to US$ 368,485(1USD=RMB8.25) and he Consideration for the Convertible Note shall be the sum of RMB1,960,000 equal to US$ 237,576(1USD=RMB8.25) and which shall be satisfied by the Purchaser in the following manner:
                  i. the Purchaser procuring the Fintel Company to allot, issue and credit the Consideration Shares to the Vendors in the Relevant Proportions as fully paid on Completion; The Purchaser shall not be obliged to complete the purchase of any of the Sale Interests and Convertible Note unless the purchase of all the Sale Interests and Convertible Note is completed simultaneously.
         4.2      The Vendors shall notify the Purchaser in writing at least ten
                  (10) Business Days before the Completion Date of the name(s) and other particulars of the registered holder(s) of the Consideration Shares and the board lot denomination of the share certificate(s) in respect of the Consideration Shares to be issued to them or their nominee(s) and all necessary information and details as is reasonably required to enable the share registrars of the Fintel Company to issue the definitive share certificates for such Consideration Shares upon Completion.
         4.3 The Vendors understand that the Consideration Shares will not be registered under the U.S. Securities Act. The Vendors also understand that the Consideration Shares are being allotted and issued pursuant to an exemption from registration contained in the U.S. Securities Act based in part upon the Vendors' representations contained in this Contract. The Vendors hereby represent and warrant as follow:

                  (a) Vendors bear economic risk: the Vendors have substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Purchaser so that it is capable of evaluating the merits and risks of its investments in the Purchaser and have the capacity to protect its own interests. The Vendors are able to bear the economic risk of this investment;
                  (b) Acquisition for own account: the Vendors are acquiring the Consideration Shares for their respective own account for investment only, and not with a view towards their distribution;
                  (c) Vendors can protect their interest: the Vendors represent that by reason of their management, business or financial experience, the Vendors have the capacity to protect their own interests in connection with the transactions contemplated in this Contract. Further, the Vendors are aware of no publication of any advertisement in connection with the transactions contemplated in this Contract;
                  (d) Company information: the Vendors have had an opportunity to discuss the Purchaser's business, management and financial affairs with directors, officers and management of the Purchaser and have had the opportunity to review the Purchaser's operations and facilities. The Vendors have also had the opportunity to ask questions of and receive answers from the Purchaser and its management regarding the terms and conditions of this investment; Purchaser will provide balance sheet and income statement to Vendors.
                  (e) Rule 144: The Vendors have been advised or are aware of the provisions of Rule 144 promulgated under the U.S. Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions;
                  (f) Legends: The Vendors understand and agree that the Purchaser will cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership


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                           of the Consideration Shares, together with any other
                           legends that may be required by state or federal securities laws, or by the Articles of Association and Bye laws of the Company, or by any other agreement between the Vendors and the Purchaser or between the Vendors and any third party:
                           THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

         4.4 The Purchaser agrees that upon expiry of the Restricted Trading Period, upon presentation of the Consideration Shares to Purchaser, under the terms and conditions of this Contract, Purchaser will commerce within 7 business days all necessary formalities and registration procedures as may be required under the U.S. Securities Act and the applicable State securities law to enable the Consideration Shares becoming freely transferable and resalable.

5. THE SHAREHOLDERS MEETING, BOARD AND MANAGEMENT OF THE COMPANY AFTER THE SALE AND PURCHASE OF SALE INTEREST

         5.1 The shareholders meeting which is formed by all shareholders shall be the highest power organization of the Company. The way and the procedures of discussing business in the shareholders meeting and the scope of power of the shareholders meeting shall be ruled by PRCs' relevant laws and the Company's constitution amended under Clause 3.1 of this Contract.
         5.2 The Company shall set up the Board, the members of the Board are not more than 5 people and the Purchaser has the rights to designate 1 director in the Board. The business and operations of the Group shall be managed by the Board.
         5.3 The Chairman of the Board and the legal representative of the Company shall be nominated and appointed by the Board. 5.4 The financial controller and/or the chief financial officer of the Company shall be nominated and appointed by the Board. 5.5 The scope of the power, the rules and the way of discussing the business in the Board and the matters which are not concerned in Clause 5 are ruled by PRCs' relevant laws and the Company's constitution amended under Clause 3.1 of this Contract.
         5.6 The General Manager takes charge of the Company under the leading of the Board. The scope of the power, the rules and the way of discussing the business of the General Manager are ruled by PRCs' relevant laws and the Company's constitution amended under Clause 3.1 of this Contract.


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6.       DISPOSAL OF CONSIDERATION SHARES

         Each of the Vendors agrees and acknowledges that the Consideration Shares are subject to the United States Securities and Exchange Commission ("SEC") Rule 144 and in particular, hereby jointly and severally undertakes to and covenants with the Purchaser and the Fintel Company that it will not, during the Restricted Trading Period, dispose of (including without limitation by the creation of any option, charge or other Encumbrance or rights over or in respect of) any of the Consideration Shares or any interests therein owned by it/him/her or in which it/he/she is, directly or indirectly, interested immediately after Completion.

7.       WARRANTIES

         7.1      THE WARRANTIES FROM THE VENDORS

                  1. The Company is a company with limited liability duly established and validly existing under the laws of PRCs and has the corporate powers and authorizes to carry on the business presently carried on by it and to own and hold the assets used therewith. Each member of the Company are duly established and validly existing under the laws of the place of its incorporation and has the corporate powers and authorizes to carry on the business presently carried on by it and to own and hold the assets used therewith.
                  2. The facts and information set out in the recitals and Clause 2.2, the Schedules and all documents attached are true and all information which has been provided in writing to the Purchaser or its representatives or advisers by the Vendors or by any Director, officer or other official of the Company by its professional advisers or other agents was when given and is now true and accurate in all material respects. There is no fact or matter which has not been disclosed which renders any such information untrue, inaccurate or misleading or the disclosure of which might reasonably affect the willingness of a willing purchaser to purchase the Sale Interests in accordance with the provisions of this Agreement.
                  3. The information disclosed to the Purchaser or its representatives or professional advisers, by the Vendors and the directors, officers or other officials of the Company regarding its current status or prospects comprises all information which is material for the reasonable assessment of the financial and trading prospects of the Company or its subsidiaries as a whole.
                  4. The copy of the memorandum and articles of association of the Company which have been provided to the Purchaser are true and complete in all respects and have embodied in them or annexed to them a copy of every such resolution and agreement required by law to be annexed thereto and the Company has at all times carried on its business and affairs in all respects in accordance with its respective memorandum and articles of association and all such resolutions and agreements.


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                  5.       The Sale Interests at the date of this Agreement are
                           fully paid up and are legally owned by the Vendors. There is not any guarantees , mortgages or pledges and other forms of third party's benefit on, over or affecting the Sale Interests.
                  6. The accounting systems of the Company and its subsidiaries comply with `the Accounting Law of PRCs' and other relevant accounting regulations and laws. All the books of the account of the Company and its subsidiaries are true and accurate in all material respects and there is no loss at the Date of the Balance Sheet of the Company;
                  7. At the Date of the Balance Sheet and the future, the Vendors shall disclose a true and fair view of the assets and liabilities of the Company and its subsidiaries and its profits for the financial year ended on such date and the future;
                  8. Every financial year the Vendors and the Purchaser shall hire the qualified and licensed CPA to audit the Company.
                  9. On Completion Date, the audited net assets of the Company( the " Audited net assets) is not less than the net assets on the Date of the Balance Sheet(the "Promised net assets").
                  10. The Company and its subsidiaries have paid all the taxes before the Completion or will pay all the taxes according to the tax laws and regulations and disclose all tax evasion or legally tax evasions or other tax problems which can seriously affect the Purchaser's intent to purchase the Sale Interests. The Company and its subsidiaries haven't or will not pay any fine, penalty and interests according to the tax laws , regulations and rules. The Company and its subsidiaries have not in the last 3 years been the subject of a discovery, audit or investigation by any Taxation authority and there are no facts which are likely to cause a discovery, audit or investigation to be made.
                  11. The Vendors covenant and undertake that prior to Completion and without the prior written consent of the Purchaser, the Vendors shall procure that the Company and its subsidiaries shall not:

                           a. incur any expenditure on capital account or enter into any option in respect of any part of its assets;
                           b. dispose of or agree to dispose of or grant any option in respect of any part of its assets;
                           c. borrow any money or make any payments out of or drawings on its bank account(s) other than routine payments;
                           d. enter into any unusual or abnormal contract or commitment;
                           e.       make any loan;
                           f. enter into any leasing, hire, purchase or other agreement or arrangements for payment on deferred terms;
                           g. declare, make or pay any dividend or other distribution or do or suffer anything which may render its financial position less favourable than as at the date of this Agreement;
                           h. grant or issue or agree to grant or issue any mortgages, charges, debentures or other securities or give or agree to give any guarantees or indemnities;
                           i. make any change in the terms and conditions of employment or pension benefits of any of its directors or employees or employ or terminate (other than for good cause) the employment of any person;


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                           j.       create, issue or grant any option in respect
                                    of any class of share or loan capital or agree so to do;
                           k. in any other way depart from the ordinary course of its respective day-to-day business either as regards the nature scope or manner of conducting the same;
                           l. voluntarily contravene or fail to comply with any material obligation, statutory or otherwise; and
                           m. do anything whereby its financial position will be rendered less favourable than at the date hereof.

7.2      THE WARRANTIES FROM THE PURCHASER

         1. The Company is a company duly established and validly existing under the laws of the Hongkong and has the corporate powers and authorises to carry on the business presently carried on by it and to own and hold the assets used therewith. The Fintel Company is a listed company duly established and validly existing under the laws of USA.

         2. The Purchaser procure that Fintel Company will issue the Consideration Shares according to the terms and conditions of this Contract.

8.       THE LIABILITIES OF THE BREACH OF THE CONTRACT

         8.1. The Vendors and Purchaser shall fulfilled the Contract properly and in time, Should all or part of this Contract be unable to be fulfilled owing to the fault of one party, the breaching party shall bear the responsibilities thus caused.
         8.2.     Should the Vendors break the warranties regulated in Clause
                  7.1 and cause the Purchaser's economic loss and expenses ( including the legal fees ), the Vendors shall bear the responsibilities thus caused.
         8.3. Should the Vendors break the warranties regulated in Clause 7.1(8), the Vendors shall pay back to the Purchaser with the difference of Audited net assets and Promised net assets.

9.       PRICE ADJUSTMENT

         9.1 If the 12 months, 24 months and 36 months of Restricted Trading Period are over, the value of the freely transferable Consideration Shares which the Vendors or their designated persons are owner, that is the freely transferable Consideration Shares x the average price of 30 trading days before the end of Restricted Trading Period, is less than the twice of the value of the freely transferable Consideration Shares on Completion Date, the Vendors inform the Purchaser in written note(the Vendors' note) and ask the Purchaser execute the following price adjustments. The Purchaser shall choose one of the following ways to execute the price adjustments within 30 business days after the Vendors' note.
                  A) to pay back cash according to the following formula: the Cash paid back = the twice of the value of freely transferable Consideration Shares on Completion Date -(the freely transferable Consideration Shares x the average price of 30 trading days before the Restricted Trading Period(including the ending day of the Restricted Trading Period));


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                  B)       procure the Fintel Company issue and allot new
                           restricted shares of the Fintel Company in the name of the Vendors or their nominees, which are restricted according to Rule 144 promulgated under the U.S Securities Act and are calculated by the Cash paid back / the average share price of 30 business days before the Restricted Trading Period(including the ending day of the Restricted Trading Period).
         9.2 If the value of the freely transferable Consideration Shares on the ending days of the Restricted Trading Period and the days that the Vendors sell is more than twice of the value of the freely transferable Consideration Shares on Completion, the Purchaser shall have the rights to share 50% of difference.
         9.3 If the Company is listed in any security exchange board after within 12 months after the Completion, the Clause 9 of the Contract shall be not valid.

10.      TERMINATION AND AMENDMENTS

         10.1 The Vendors and the Purchaser can agree in writing to terminate this Contract after negotiations.

         10.2 The Vendors and the Purchaser can terminate this Contract according to the following conditions:

                  1. Should this Contract be unable to be fulfilled materially due to the Force Majeure, the Vendors and the Purchaser have the rights to terminate this Contract without any liabilities.
                  2. Should one party be unable to fulfil this Contract improperly and cause to break this Contract fundamentally, the party who abides by this Contract has the rights to terminate this Contract, the breaching party shall bear the responsibilities thus caused.
                  3.       other conditions regulated by the relevant laws.

11.      CONFIDENTIALITY AND ANNOUNCEMENTS

         11.1. Each of the parties undertakes to the others that it will not, at any time after the date of this Agreement, divulge or communicate to any person other than to its professional advisers, or when required by law or any rule of any relevant stock exchange body or regulatory authorities, or to its respective officers or employees whose province is to know the same any confidential information concerning the business, accounts, finance or contractual arrangements or other dealings, transactions or affairs of any of the others which may be within or may come to its knowledge and it shall use its best endeavours to prevent the publication or disclosure of any such confidential information concerning such matters.
         11.2. No public announcement or communication of any kind shall be made in respect of the subject matter of this Agreement unless specifically agreed between the parties or unless an announcement is required pursuant to the applicable laws and the regulations or the requirements of any relevant stock exchange or any other regulatory body or authority. Any announcement by any party required to be made pursuant to any relevant laws or regulation or the requirements of the relevant stock exchange or any other regulatory body or authority shall be issued only after such prior consultation with the other party as is reasonably practicable in the circumstances.


                                      P 11

12.      GOVERNING LAW AND JURISDICTION

         12.1. This Agreement shall be governed by and construed in accordance with the laws of Hong Kong.
         12.2. Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach termination or invalidity thereof, shall be settled firstly by friendly negotiations ; In case no settlement can be reached through consultations, the disputes shall be submitted to the jurisdictional Court in HongKong.

13.      MISCELLANEOUS

         13.1. This Contract constitutes the entire agreement between the parties hereto with respect to the matters dealt with herein and supersedes all previous agreements, arrangements, statements, understandings or transactions between the parties hereto in relation to the matters hereof and the parties acknowledge that no claim shall arise in respect of any agreement so superseded.

         13.2. Any variation to this Agreement shall be binding only if recorded in a document signed by all the parties hereto. 13.3. The obligations, liabilities (including without limitation, breach of Warranties) and undertakings of the Vendors shall be joint and several.

         13.4. This Agreement shall be binding upon and ensure for the benefit of the successors of the parties but shall not be assignable.

         13.5. All provisions of this Agreement, in so far as the same shall not have been performed at Completion, shall remain in full force and effect notwithstanding Completion.

         13.6. If any provision of this Agreement shall be held to be illegal or unenforceable, the enforceability of the remainder of this Agreement shall not be affected.

         13.7. The Purchaser shall not be responsible for any government fees and tax and other additional expenses(including lawyer fees) caused by the Vendors according to this Contract.


                                      P 12

IN WITNESS WHEREOF THIS CONTRACT HAS BEEN DULY EXECUTED BY ALL PARTIES HERETO THE DAY AND YEAR FIRST ABOVE WRITTEN.

THE VENDORS

LUO LAN

ZHENG XU


THE PURCHASER
FINTEL GROUP LTD.(STAMP)
AUTHORIZATION